Exhibit 10.1

Monolithic Power Systems		Order

		Our Order Date 3/3/2006	Purchase Order 4225

Our Reference Deming Xiao	Supplier No 10847	Revision 1

Delivery Address ASMC		Seller ASM America, Inc.

385 Hong Cao Road Shanghai, China 200233 CHINA		3440 East University Drive Phoenix AZ 85034-7200 UNITED STATES

Ship Via IFS Applications		Terms Of Delivery IFS Applications

Forwarder Id		Payment Terms 30 Days Net

Label Note		Our Customer No

Line	Our Part No	Description	Quantity	Cost	Line Total
1		ASM Epsilon 2000, Single wafer Epitaxial Reactor	1.00	1,300,000.00	1,300,000.00

		Total Tax Amount			0.00

		Total Amount (USD)			1,300,000.00

Postal Address MPS International, Ltd. Swan Building First Floor 26 Victoria Street Hamilton HM 12 BERMUDA	Telephone	Telefax

1

ASM America, Inc.

Epsilon® 2000

Single-Wafer Epitaxial Reactor

Quotation

for

ASMC

Shanghai, China

Quotation Number:	05.11.08EC
Date:	November 10, 2005
Revision # 02

Copyright© ASM 2005 - This document may be copied for customer internal use only.

This quotation replaces all previous quotations.

ASM EPSILON© 2000 QUOTATION FOR ASMC – Shanghai, China

EPSILON 2000 EPITAXIAL REACTOR

SYSTEM CONFIGURATION

The ASM Epsilon 2000 epitaxial reactor is a stand-alone, single-wafer system. ASM designed the system for repeatable deposition of uniform, premium quality, epitaxial silicon and related processing, such as selective silicon and silicon germanium deposition.

ASM delivers the system ready for facilities hookup and operation. The system includes a reactor module, gas control module, power module and an engineering console. Users can arrange these various modules to fit several layouts. For example, the power module and the engineering console include a standard 25 feet (7.6 meters) interconnect wiring harness from the reactor module. They can be located anywhere within the reach of this harness.

To further enhance system layout flexibility, ASM manufactures the reactor and attached gas control module in left or right-hand versions. When facing the reactor’s clean-room front, the “hand” of the reactor is the side with maintenance access doors. Users of multiple Epsilon 2000 systems can place two systems back to back to minimize gray-room space.

* * *

Quotation #05.11.08EC	ASM Confidential	Page 1

ASM EPSILON© 2000 QUOTATION FOR ASMC – Shanghai, China

QUOTED SYSTEM DESCRIPTION & OPTIONS

REACTOR MODULE

•	Model RP for reduced pressure processing

•	Clean-room front with color touch screen operator interface

•	Two independent wafer cassette load locks

•	Right-hand maintenance access configuration

•	Automated wafer handling section with Bernoulli wand

•	VAT – reactor gate valve

•	Maintenance access port in wafer handling chamber

•	Epitaxy process chamber quartzware and susceptor for 200mm wafer processing

•	Xycarb graphite – square – standard grid

•	Observation windows on maintenance access doors in wafer handling & process chamber sections

•	68040-based computer, operating system and software with hard disk drive

•	Multiport Injector Flange with water cooling circuit

•	Vibration Isolation Package

•	Adjustable Spot Lamps

•	GEM/SECS Interface – HSMS

•	SMIF front end interface

GAS CONTROL MODULE

•	Orbital welded 316L stainless steel, electropolished interior surface tubing

•	Line and component connections via metal-gasketed fittings

•	.003 micron point-of-use filtration

•	AERA mass flow controllers – model 7810/7820

•	Gas sampling ports

•	Incoming gas check valves on six (6) gas loops

•	Gas Loops:

•	Nitrogen (N2) purge

•	Hydrogen (H2) carrier and purge, 200slm

•	Hydrogen chloride (HCl) wafer and chamber etch, 20slm

•	Dopant #1, diborane (B2H6) P-dopant, diluent and inject, 20/200/200

•	Dopant #2, phosphine (PH3) or arsine (AsH3) N-dopant, diluent and inject, 20/200/200

•	Low flow hydrogen chloride (HCl), 1slm

•	Auxiliary silicon source, dichlorosilane (SiH2Cl2, gas), 1 slm

•	Advanced transition valving

•	Teed dopant inlet on N-Dopant circuit – pneumatic

*	MFC’s are not covered under the system warranty. Only MFC manufacturer’s warranty will apply.

POWER MODULE

•	Single point, 3-phase, 50 Hz, 480 VAC power input

•	Lamp array SCR packs

•	110 VAC/24 VAC power distribution circuits

•	Power and load protection devices

•	50 ft. of interconnect wiring harness for remote location

Quotation #05.11.08EC	ASM Confidential	Page 2

ASM EPSILON© 2000 QUOTATION FOR ASMC – Shanghai, China

ENGINEERING CONSOLE

•	Color touch screen operator interface (allows for operation of system from gray room)

•	Operator key lock control

•	Temperature control digital electronics

•	50 ft. of interconnect wiring harness for remote operation

FACILITIES & MAINTENANCE OPTIONS

•	Atmospheric exhaust pressure balance valve (maintains positive pressure in wafer handler)

•	Cooling water-loop backup valving (emergency backup valving for cooling water)

•	Pneumatic gas valve backup valving (emergency backup valving for pilot gas)

•	Tube alignment fixture (maintenance aid for quartz tube installation)

•	Center thermocouple positioning fixture (maintenance aid for thermocouple installation)

•	Dolly carts (temporary casters for system installation)

•	Three position light tower

•	DCS Heater Tape (internal gas line only)

•	Uninterruptable power supply preparation (UPS ready configuration)

•	RP stack exhaust: RP=top/ATM=top

•	TC Calibration Kit

SYSTEM SUPPORT

•	System start-up support on site after system installed

•	Two course credits for operation and maintenance personnel training

•	Proof-of-Performance process demonstration for standard process (one wafer diameter)

•	Standard product warranty program (see Terms & Conditions of Sale)

•	System packing for shipment

•	System Documentation (1 CD version, 3 sets manuals on standard paper, 1 set manual on lint-free paper)

QUOTED SYSTEM PRICE
Epsilon 2000 as specified above (vacuum pump not included)	$2,282,760

ONE TIME SPECIAL PRICE (price & terms are only applicable for this quotation in 2005)
Epsilon 2000 as specified above (vacuum pump not included & FCA term).	$1,300,000

OR

Epsilon 2000 as specified above (vacuum pump not included & DDU Shanghai).	$1,350,000

Quotation #05.11.08EC	ASM Confidential	Page 3